UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On March 15, 2018, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) provided a corporate update and announced its financial results for the fourth quarter ended December 31, 2017 and its full-year financial results for the year ended December 31, 2017. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 8.01. Other Events.

On March 15, 2018, the Company issued a press release announcing partial responses in the first patients dosed with NY-ESO SPEAR T-cells in a second solid tumor indication: myxoid/round cell liposarcoma. The press release is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

The information in Item 2.02 and Item 8.01 of this Form 8-K (including the attached Exhibit 99.1 and the attached Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release regarding fourth quarter and full year 2017 financial results and business update dated March 15, 2018
99.2	Press release announcing responses in second solid tumor indication with NY-ESO SPEAR T-cells dated March 15, 2018

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release regarding fourth quarter and full year 2017 financial results and business update dated March 15, 2018
99.2	Press release announcing responses in second solid tumor indication with NY-ESO SPEAR T-cells dated March 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: March 15, 2018	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary